UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2026
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Sable Offshore Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-40111 (Commission File Number)	85-3514078 (I.R.S. Employer Identification Number)

845 Texas Avenue, Suite 2920
Houston, TX		77002
(Address of principal executive offices)		(Zip code)
(713) 579-6161
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001	SOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act.of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant’s Certifying Accountant.
On July 10, 2026, Sable Offshore Corp., (“the “Company”) was notified by Ham, Langston and Brezina, LLP (“HL&B”), the Company’s independent registered public accounting firm, that HL&B completed a transaction pursuant to which, among other things, CohnReznick LLP (“CohnReznick”) acquired certain assets of HL&B. As a result of this transaction, on July 10, 2026, HL&B resigned as the Company’s independent registered public accounting firm and, with the approval of the Audit Committee of the Company’s Board of Directors, CohnReznick was engaged as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026.
The audit reports of HL&B on the Company’s consolidated financial statements as of December 31, 2025 and 2024, for the year ended December 31, 2025 (Successor), the period from February 14, 2024 to December 31, 2024 (Successor), the period from January 1, 2024 to February 13, 2024 (Predecessor) and the year ended December 31, 2023 (Predecessor), did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.
During the years ended December 31, 2025 and 2024, and the subsequent interim period through July 10, 2026, there were no (a) disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with HL&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to HL&B’s satisfaction, would have caused HL&B to make reference to the subject matter of the disagreement in connection with HL&B’s reports on the Company’s financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.
During the years ended December 31, 2025 and 2024, and the subsequent interim period through July 10, 2026, neither the Company, nor anyone on its behalf, consulted with CohnReznick regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CohnReznick concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.
The Company provided HL&B with a copy of the disclosures the Company is making in this Current Report on Form 8-K and requested that HL&B furnish the Company with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of HL&B’s letter to the Commission, dated July 10, 2026, is filed as Exhibit 16.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) The following exhibits are filed with this report:

Exhibit No.	Description of Exhibits
16.1	Letter from Ham, Langston & Brezina, LLP., dated July 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sable Offshore Corp.

Date:	July 13, 2026	By:	/s/ Gregory D. Patrinely
		Name:	Gregory D. Patrinely
		Title:	Executive Vice President and Chief Financial Officer